UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 20, 2006

ARTISTdirect, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30063	95-4760230
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1601 Cloverfield Boulevard, Suite 400 South Santa Monica, California	90404-4082
(Address of Principal Executive Offices)	(Zip Code)

(310) 956-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)                                  On December 20, 2006, the Audit Committee of the Board of Directors (the “Audit Committee”) of ARTISTdirect, Inc., a Delaware corporation (the “Registrant”), determined that the Registrant will need to restate the financial statements contained in its Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2005 and Quarterly Reports on Form 10-QSB or Form 10-QSB/A for the quarterly periods ended September 30, 2005, March 31, 2006, June 30, 2006 and September 30, 2006 (collectively, the “Financial Statements”).  The determination was made by the Audit Committee following receipt by the Registrant of comments from the staff (the “Staff”) of the Securities and Exchange Commission (the “SEC”), and following consultation with the Registrant’s senior management, financial advisors and independent registered public accounting firm.  The Staff advised the Registrant to consider EITF 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock” (“EITF 00-19”) and, in light of the guidance set forth in EITF 00-19, to further evaluate the accounting treatment of certain embedded derivatives contained in the outstanding subordinated debt securities issued by the Registrant to accredited investors in July 2005, as well as the accounting treatment of certain warrants issued to the Registrant’s lenders in July 2005.  Until such time as the Registrant files the restated Financial Statements with the Commission to address the proper accounting treatment of certain embedded derivative instruments contained in its outstanding subordinated debt securities and certain warrants issued to the Registrant’s lenders, the Financial  Statements, the related report of Gumbiner Savett Inc. with respect to the financial statements for the fiscal year ended December 31, 2005, and all related earnings press releases and communications relating to the affected periods, should not be relied upon.

The Registrant intends to file the restated Financial Statements during the first quarter of fiscal 2007.  However, the Registrant cautions investors that its discussions with the Staff are ongoing, and as a result, there can be no assurances when the restated Financial Statements will be completed and filed with the Commission, or whether the Staff may have further comments.

The Registrant expects that the adjustments to the Financial Statements will be non-cash in nature and will not reflect any changes in the underlying performance of the Registrant’s business, including revenues, operating costs and expenses, operating income or loss, operating cash flows or adjusted EBITDA.  However, such restatements are expected to have a material negative impact on the Registrant’s previously reported results of operations and earnings per share, current liabilities, net working capital and shareholders’ equity (deficiency).

The members of the Audit Committee have discussed with the Registrant’s independent registered public accounting firm the matters disclosed in this Current Report on Form 8-K pursuant to Item 4.02(a).

Item 7.01.  Regulation FD Disclosure.

On December 27, 2006, the Registrant issued a press release announcing its intention to restate the Financial Statements.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information contained in Item 7.01 of this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

A list of exhibits required to be filed as part of this Current Report on Form 8-K is set forth under the “Index to Exhibits,” which is set forth below and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTISTdirect, Inc.
(Registrant)

Date: December 27, 2006	By:	/s/ ROBERT N. WEINGARTEN
	Name:	Robert N. Weingarten
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Document

99.1	Press release dated December 27, 2006 entitled “ARTISTdirect to Restate Previously Issued Financial Statements”